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                                                                  Exhibit 10.107


                               FIRST ALLONGE TO
             AMENDED AND RESTATED MASTER REVOLVING PROMISSORY NOTE
        EXECUTED BY YOUTH SERVICES INTERNATIONAL, INC., YOUTH SERVICES
         INTERNATIONAL OF IOWA, INC., YOUTH SERVICES INTERNATIONAL OF
       TENNESSEE, INC., YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC.,
       YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC., YOUTH SERVICES
       INTERNATIONAL OF NORTHERN IOWA, INC., YSI OF CENTRAL IOWA, INC.,
          YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., YOUTH
         SERVICES INTERNATIONAL OF MISSOURI, INC., YSI OF UTAH, INC.,
        SOUTHWESTERN CHILDREN'S HEALTH SERVICES, INC., YOUTH SERVICES
       INTERNATIONAL OF NEW MEXICO, INC., YOUTH SERVICES INTERNATIONAL
        OF TEXAS, INC., YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC.,
            DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., INTROSPECT
          HEALTHCARE, CORPORATION, DESERT HILLS CENTER FOR YOUTH AND
      FAMILIES, INC. and YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC.
                          (the "ORIGINAL BORROWERS")
                     PAYABLE TO THE ORDER OF SIGNET BANK,
                 SUCCESSOR BY MERGER TO SIGNET BANK/MARYLAND,
                           DATED DECEMBER 12, 1996,
                          IN THE PRINCIPAL AMOUNT OF
                     TWENTY MILLION DOLLARS ($20,000,000)
                            (the "Promissory Note")

                                    Recitals
                                    --------

          A. The Original Borrowers executed and delivered their Promissory Note payable to the order of Signet Bank, successor by merger to Signet Bank/Maryland, a Virginia banking corporation (the "Bank"), on December 12, 1996, in the principal amount of Twenty Million Dollars ($20,000,000).

          B. Pursuant to that certain Second Amendment to Loan and Security Agreement by and among the Original Borrowers and the Bank, of near or even date herewith, certain of the Original Borrowers were released and discharged from further liability under the Promissory Note. The undersigned, all of whom confirm their continuing joint and several liability under the Promissory Note (hereafter, the "Borrowers") and the Bank have agreed to amend the terms of the loan (the "Loan") evidenced by the Promissory Note and certain other documents (collectively, the "Loan Documents").

          WITH THE CONSENT OF THE HOLDER, the Promissory Note identified in the caption above is hereby amended as follows:

          1. The term "Maturity Date" as used in the Promissory Note shall mean November 30, 1998.

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          2.  Subject to acceleration upon the occurrence of a default, the
Promissory Note shall mature and be absolutely due, in full, on the Maturity Date, unless extended or renewed at the sole discretion of, and upon terms agreeable to, the Bank.

          3. Except as expressly amended and modified by this First Allonge, all other terms and conditions of the Promissory Note shall remain in full force and effect. This First Allonge shall not constitute a novation, shall not extinguish, terminate, affect nor impair the Borrowers' obligations under the Promissory Note, as hereby amended, and shall not extinguish, terminate, impair or otherwise affect the lien and security interest created under the Loan Documents. All terms used in this First Allonge not otherwise defined herein shall have the meanings ascribed to those terms in the Promissory Note and/or the Loan Documents. This First Allonge forms an integral part of the Promissory Note to which it is attached and made a part of, and the two shall be read together as one instrument.

          WITNESS THE EXECUTION OF THIS FIRST ALLONGE effective as of the 31st day of October, 1997.


WITNESS / ATTEST:                     YOUTH SERVICES INTERNATIONAL, INC.


/s/ Carmen G. Schwartz                By: /s/ Mark S. Demilio  (SEAL)
----------------------                   --------------------
                                         Mark S. Demilio
                                         Senior Vice President -
                                         Corporate Development and
                                         General Counsel


                                      YOUTH SERVICES INTERNATIONAL OF
                                      IOWA, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YOUTH SERVICES INTERNATIONAL OF
                                      TENNESSEE, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary

                                  Page 2 of 4
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                                      YOUTH SERVICES INTERNATIONAL OF
                                      MARYLAND, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YOUTH SERVICES INTERNATIONAL OF
                                      BALTIMORE, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YOUTH SERVICES INTERNATIONAL OF
                                      NORTHERN IOWA, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YSI OF CENTRAL IOWA, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YOUTH SERVICES INTERNATIONAL OF
                                      SOUTH DAKOTA, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary

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                                      YOUTH SERVICES INTERNATIONAL OF
                                      MISSOURI, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary


                                      YOUTH SERVICES INTERNATIONAL OF
                                      VIRGINIA, INC.


/s/ Carmen G. Schwartz                By:  /s/ Mark S. Demilio  (SEAL)
----------------------                   ---------------------
                                         Mark S. Demilio
                                         Vice President and Secretary

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